Summary Prospectus and Prospectus Supplement Supplement dated May 25, 2019
AC Alternatives® Emerging Opportunities Total Return Fund ■ Emerging Markets Debt Fund
(Summary Prospectuses and Prospectuses dated March 1, 2019)

Kevin Akioka has announced his plans to leave American Century Investments. As a result, he will no longer serve as a portfolio manager for the funds effective May 25, 2019.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
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